LIMITED WAIVER TO SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-
           -----------------------------------------------------------
                          POSSESSION CREDIT AGREEMENT
                          ---------------------------

               This  LIMITED  WAIVER,  dated  as  of  November  30,  2003  (this

"Waiver"),  to the DIP Credit Agreement referred to below is by and among AGWAY,
 ------
INC., a Delaware corporation, FEED COMMODITIES INTERNATIONAL LLC, a Delaware limited liability company, BRUBAKER AGRONOMIC CONSULTING SERVICE LLC, a Delaware limited liability company, AGWAY GENERAL AGENCY, INC., a New York corporation, COUNTRY BEST ADAMS, LLC, a Delaware limited liability company, COUNTRY BEST-DEBERRY LLC, a Delaware limited liability company, AGWAY ENERGY PRODUCTS LLC, a Delaware limited liability company, AGWAY ENERGY SERVICES-PA, INC. ("AESPA"), a Delaware corporation, and AGWAY ENERGY SERVICES, INC. ("AES"), a
  -----                                                                 ---
Delaware corporation,  as Borrowers (the "Borrowers"),  THE OTHER CREDIT PARTIES
                                          ---------
SIGNATORY  THERETO (the "Credit  Parties"),  the lenders  signatory thereto from
                         ---------------
time to time (the "Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
                   -------
("Agent") and as a Lender.
  -----
                               W I T N E S S E T H
                               - - - - - - - - - -

               WHEREAS, Borrowers, the Credit Parties, the Lenders and Agent are parties to that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of October 4, 2002 (including all annexes, exhibits and schedules thereto, and as amended, supplemented or otherwise modified from time to time, the "DIP Credit Agreement"); and
                   --------------------

               WHEREAS, the Agent and Requisite Lenders have agreed to waive certain provisions of the DIP Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

               NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1.  Definitions.  Capitalized  terms not otherwise defined herein
                   -----------
shall have the meanings  ascribed to them in the DIP Credit Agreement or Annex A
                                                                         -------
thereto.

               2. Limited Waiver. The parties hereto acknowledge and agree that,
                  --------------
pursuant to the Fourth Amendment dated as of October 16, 2003 to the DIP Credit Agreement and subject to the conditions set forth therein, Agent and Requisite Lenders waived, among other things, all Events of Default arising from Borrowers' failure to deliver the reports and notices referenced in Section
                                                                         -------
4.1(a) of the DIP Credit  Agreement and set forth in Annex E, clause (d) (Annual
------                                               -------  ----------
Audited Financials) thereof for the Fiscal Year ended June 30, 2003 on the condition that Borrowers shall have delivered to Agent and Lenders such reports and notices for such Fiscal Year on or prior to October 30, 2003 (the "Financial
                                                                       ---------

Statement Waiver"). The parties hereto also acknowledge and agree that, pursuant
----------------
to the Limited Waiver, dated as of October 31, 2003, to the DIP Credit Agreement, Agent and Requisite Lenders agreed that, notwithstanding Borrowers' failure to deliver to Agent and Lenders such reports and notices for such Fiscal Year on or prior to October 30, 2003, the Financial Statement Waiver shall continue in effect following the Effective Date (as defined in such Limited Waiver), provided that Borrowers shall have delivered to Agent and Lenders such
          --------
reports and notices for such Fiscal Year on or prior to November 30, 2003. Agent and Requisite Lenders hereby now agree that, notwithstanding Borrowers' failure to deliver to Agent and Lenders such reports and notices for such Fiscal Year on or prior to November 30, 2003, the Financial Statement Waiver shall continue in effect following the Effective Date (as defined herein), provided that Borrowers
                                                         --------
shall have delivered to Agent and Lenders such reports and notices for such Fiscal Year on or prior to December 31, 2003

               3. Representations and Warranties.  To induce Agent and Requisite
                  ------------------------------
Lenders to enter into this Waiver, Borrowers hereby represent and warrant that:

                 (a) The execution, delivery and performance by Borrowers of this Waiver (i) are within Borrowers' respective corporate powers, (ii) has been duly authorized by all necessary corporate and shareholder action, (iii) is not in contravention of any provision of any Borrower's charter or bylaws or equivalent organizational documents, (iv) does not violate any law or regulation, or any order or decree of any court or Governmental Authority, (v) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its property is bound; and (vi) does not require the consent or approval of any Governmental Authority or any other Person.

                  (b) This Waiver has been duly executed and delivered by or on behalf of Borrowers.

                  (c) This  Waiver  constitutes  a   legal,  valid  and  binding
obligation of Borrowers, enforceable against each of them in accordance with its terms.

                  (d) No Default or Event of Default has occurred and is continuing after giving effect to this Waiver.

                  (e) No action, claim or proceeding is now pending or, to the knowledge of Borrowers, threatened against Borrowers, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges Borrowers' right, power, or competence to enter into this Waiver or, to the extent applicable, perform any of their obligations under this Waiver, the DIP Credit Agreement or any other Loan Document, or the validity or enforceability of this

Waiver, the DIP Credit Agreement or any other Loan Document or an action taken under this Waiver, the DIP Credit Agreement or any other Loan Document or except for items on Disclosure Schedule (3.13) or notifications sent to Agent since the
             -------------------------
Closing Date, which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Waiver. Except for items on Disclosure Schedule (3.13) or notifications sent to Agent since the
             --------------------------
Closing Date, to the knowledge of Borrowers, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

                  (f) The representations and warranties of the Borrowers contained in the DIP Credit Agreement and each other Loan Document shall be true and correct on and as of the Effective Date (as hereinafter defined) with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

               4. No Other  Amendments/Waivers.  Except  as  expressly  provided
                  ----------------------------
herein, (i) the DIP Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (ii) this Waiver shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

               5.  Outstanding  Indebtedness.  Each of the  Borrowers  and other
                   -------------------------
Credit Parties hereby acknowledges and agrees that as of November 30, 2003 the aggregate outstanding principal amount of the Revolving Loan is $35,813,781.08 and that such principal amount is payable pursuant to the DIP Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind.

               6.  Expenses.   Borrowers  hereby  reconfirm  their   obligations
                   --------
pursuant  to  Sections  1.9  and  11.3 of the DIP  Credit  Agreement  to pay and
              -------------       ----
reimburse Agent and the Lenders for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Waiver and all other documents and instruments delivered in connection herewith.

               7.  Effectiveness.  This Waiver shall become  effective as of the
                   -------------
date  hereof  (the  "Effective  Date")  only  upon  satisfaction  in full in the
                     ---------------
judgment of Agent of each of the following conditions:

                  (a) Waiver.  Agent shall have received six (6) original copies
                      -----
of this Waiver duly executed and delivered by Agent, the Requisite Lenders and Borrowers.

                  (b) Payment of Fees and  Expenses.  Borrowers  shall have paid
                      -----------------------------
to Agent all costs, fees and expenses invoiced and owing in connection with this Waiver and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

                  (c) Representations  and  Warranties.  The representations and
                      --------------------------------
warranties of or on behalf of the Borrowers in this Waiver shall be true and correct on and as of the Effective Date.

               8.   GOVERNING  LAW.  THIS  WAIVER  SHALL  BE  GOVERNED  BY,  AND
                    --------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               9.  Counterparts.  This  Waiver may be  executed  by the  parties
                   ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first above written.

                  BORROWERS


                  AGWAY, INC.
                  FEED COMMODITIES INTERNATIONAL LLC
                  BRUBAKER AGRONOMIC CONSULTING SERVICE LLC
                  COUNTRY BEST-DEBERRY LLC
                  AGWAY ENERGY PRODUCTS LLC
                  AGWAY ENERGY SERVICES-PA, INC.
                  AGWAY ENERGY SERVICES, INC.
                  COUNTRY BEST ADAMS, LLC
                  AGWAY GENERAL AGENCY, INC.


                  By:       /s/  Karen J. Ohliger
                            --------------------------------------------
                  Name:          Karen J. Ohliger
                            --------------------------------------------
                  Title:         Treasurer
                            --------------------------------------------

                             LENDERS

                             COBANK, ACB


                             By:    /s/  Robert E. Satrom
                                    --------------------------------------------
                             Name:       Robert E. Satrom
                                    --------------------------------------------
                             Title:      Sr Vice President Special Assets
                                    --------------------------------------------


                             COOPERATIEVE CENTRALE
                             RAIFFEISEN-BOERENLEENBANK
                             B.A., "Rabobank Nederland" New York
                             Branch


                             By:    /s/ Brett Defino       Karen Boyer
                                    --------------------------------------------
                             Name:      Brett Defino       Karen Boyer
                                    --------------------------------------------
                             Title:   Executive Director   Vice President
                                    --------------------------------------------

                             GMAC COMMERCIAL FINANCE, LLC, SUCCESSOR
                             BY MERGER TO:
                             GMAC BUSINESS CREDIT, LLC


                             By:    /s/  Kathryn Williams
                                    --------------------------------------------
                             Name:       Kathryn Williams
                                    --------------------------------------------
                             Title:      Senior Vice President
                                    --------------------------------------------


                             GENERAL ELECTRIC CAPITAL
                             CORPORATION, as Agent and Lender


                             By:    /s/  Pieter H. Smit
                                    --------------------------------------------
                             Name:       Pieter H. Smit
                                    --------------------------------------------
                             Title:   Its Duty Authorized Signatory